U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Monthly Report
For
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

For the month ended:	July 31, 2005

Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

Previously Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement	X	X
(P&L1)
2.	Monthly Cash Flow Report	X	X
(CF1; 3 pages)
3.	Statement of Operations	X	X
(Oprept)
4.	Other reports/documents as	X	X
required by the U.S. Trustee

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By:	/s/ Wisty B. Malone	Dated:	August 31, 2005
(Name)
	Vice President and Controller / Treasurer	Debtor’s telephone number:	(317)-282-4000
(Title)

Reports prepared by:	Wisty B. Malone,	Vice President and Controller / Treasurer
	(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204
317/226-6101 ~ Fax 317/226-6356

Office of the United States Trustee- Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended July 31, 2005

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?
* On July 18, the Debtor met with representatives from its parties in interest (the Unsecured Creditor Committee, the ATSB lenders, and Southwest Airlines) to present a business plan and set of financial projections for 2005 and 2006. As a part of the plan, the Debtor is seeking to raise $100 million of new capital, which could be in the form of exit financing. ATA’s investment bankers reviewed the plan and timeline for the capital raise.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?
________ NO
___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.
* ATA announced that it intended to outsource its base maintenance operations and would pursue a number of other sourcing initiatives in order to reduce its aircraft maintenance costs. It expects to achieve approximately $19 million in annual savings from these initiatives. In addition, ATA announced it had contracted with a firm to handle substantially all of its reservations calls, which is expected to save approximately $1 million annually. Approximately 450 layoffs are expected to result from these two initiatives.

* ATA announced that it would begin service to Miami, Sarasota, and Orlando, Florida from its Midway hub.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.
List the face value of accounts receivable at filing date that are still outstanding as of 7/31/2005, $6,072,230.
What amount of these receivables is considered uncollectible? $1,982, 631.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	none

b. date of sale:

c. sales price:

d. net amount received:

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Allen J Moebius	Related to Officer	$4,354	Salary
Eugene J Moebius	Related to Officer	$4,410	Salary
Gordon D Moebius	Related to Officer	$6,438	Salary
J George Mikelsons	Chairman, Chief Executive Officer & President	$42,863	Salary
Muriel M Mikelsons	Related to Officer	$3,265	Salary
James W Hlavacek	Vice Chairman	$24,231	Salary
William Dale Beal	Former Senior Vice President Operations	$2,487	Severance
Gilbert F Viets	Assistant to the Chairman	$22,638	Salary
John G Denison	Chief Executive Officer, ATA Airlines, Inc.	$21,808	Salary
Subodh Karnick	Chief Commercial Officer and Senior Vice President	$20,769	Salary
BETACO		$35,000	Lease Related & Rent

7. Schedule insurance coverage.

Type of Policy	Expiration Date

*Refer to Attachment B

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.	Full Time	Part Time

a. Total number of employees
at beginning of this period, 6/30/05	4,296	355

b. Number hired during period.	32	22

c. Number terminated or resigned.	(31)	0

d. Total number of employees on
payroll at the end of this period.	4,297	377

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY CASH FLOW REPORT
for the month ended July 31, 2005
(Dollars in thousands)

July 31
2005
(Unaudited)
Operating activities:

Net income before reorganization expenses	4,130
Adjustments to reconcile net income before reorganization expenses to net cash provided by operating activities:
Depreciation and amortization	2,347
Other non-cash items	342
Changes in operating assets and liabilities:
Receivables	5,496
Inventories	(3,478)
Prepaid expenses	5,473
Accounts payable	156
Air traffic liabilities	(2,756)
Liabilities subject to compromise	(1,059)
Accrued expenses	5,327
Net cash provided by operating activities	15,978

Reorganization activities:
Reorganization items , net	(1,164)
Prepaid expenses	62
Accrued Expenses	35
Other non-cash items	(438)
Net cash (used in) reorganization activities	(1,505)

Investing activities:
Capital expenditures	(540)
Noncurrent prepaid aircraft rent	8
Additions to other assets	(429)
Proceeds from sales of property and equipment	196
Net cash (used in) investing activities	(765)

Financing activities:
Decrease in restricted cash	600
Net cash provided by financing activities	600

Increase in cash and cash equivalents	14,308
Cash and cash equivalents, beginning of period	80,944
Cash and cash equivalents, end of period	95,252

Cash Flow Summary
Cash at 6/30/2005	80,944
Receipts	115,720
Disbursements	(101,412)
Cash at 7/31/2005	95,252

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
MONTHLY CASH FLOW REPORT
For the Month ended July 31, 2005

STATUS OF TAXES

	ADJUSTED	**AMOUNT
	BEGINNING	WITHHELD	AMOUNT	ENDING
	*TAX LIABILITY	OR \ACCRUED	PAID	TAX LIABILITY
FEDERAL

withholding	$(0)	$1,902,392	$(1,902,392)	$(0)
FICA-employee and employer	1,220,533	2,687,183	(2,420,781)	1,486,934
unemployment	(1,356)	3,478	(3,114)	(991)
income	-	-	-	-
[1] excise tax on transportation	6,849,663	6,533,272	(5,665,178)	7,717,757
[2] passenger facility charges	1,639,089	1,853,326	(1,650,003)	1,842,412
3 US passenger security fee	1,293,529	1,473,177	(1,304,528)	1,462,179
[3] customs and immigration Fees	582,121	173,501	(578,238)	177,384
3 APHIS fees	287,830	83,723	(286,563)	84,991
APHIS by aircraft	31,080	9,310	(31,080)	9,310

a. subtotal	$11,902,489	$13,719,362	$(13,841,876)	$11,779,976

STATE & LOCAL

withholding	$(4,239)	$528,773	$(528,658)	$(4,124)
sales/use tax	320,894	35,135	(184)	355,845
unemployment	42,089	29,688	(34,303)	37,474
income	-	-	-	-
other real property	691,034	32,046	(31,630)	691,450
personal property	2,764,618	401,002	(79,737)	3,085,883

b. subtotal	$3,814,396	$1,026,645	$(674,513)	$4,166,528

FOREIGN
c. subtotal	$2,611,234	$444,484	$(740,536)	$2,315,182

TOTAL TAXES PAID-from a., b.& c. above			$(15,256,924)

Explain the reason for any past due post-petition taxes: Certain post-petition taxes that are the reponsibility of Chicago Express Airlines, Inc. are past due. All of the assets of Chicago Express Airlines, Inc. have been sold. The amount available to pay administrative claims, including these taxes, has not yet been finally determined.

[1] Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled
"IRS Trust Tax Funds."

[2] Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
AGING SCHEDULES FOR PAYABLES
for the month ended July 31, 2005

	Current ( 0-30 days )	31-60 days	61-90 days	91 & over	Total
Accounts Payable[1]

Post-Petition only	$3,461,162	$786,581	$229,348	$88,772	$4,565,863

Post Petition Bank	Bank Name	Account Number	Beginning Balance	Ending Balance

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$-

ATA Airlines, Inc.	100,278,937

Ambassadair Travel Club, Inc.	855,543

ATA Leisure Corp.	1,697

Amber Travel, Inc.	79

American Trans Air Execujet, Inc.	63,696

ATA Cargo, Inc.	148,985

Chicago Express Airlines, Inc.	62,859

Total	$101,411,796

[1] Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY INCOME STATEMENT
for the month ended July 31, 2005
(Dollars in thousands, except per share data)

	July 31,	2005
	2005	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$68,923	$399,940
Charter	30,965	249,930
Ground package	1,372	10,223
Other	2,766	23,077
Total operating revenues	104,026	683,170

Operating expenses:
Fuel and oil	28,656	189,999
Salaries, wages and benefits	23,990	184,093
Aircraft rentals	12,503	95,321
Handling, landing and navigation fees	7,189	59,342
Aircraft maintenance, materials and repairs	3,967	28,094
Crew and other employee travel	3,499	26,881
Depreciation and amortization	2,347	23,169
Passenger service	3,199	22,397
Other selling expenses	3,036	18,318
Commissions	1,927	16,260
Facilities and other rentals	1,539	14,179
Insurance	1,100	8,962
Ground package cost	1,222	8,551
Advertising	931	7,015
Aircraft impairments and retirements	0	403
Other	4,377	32,969
Total operating expenses	99,482	735,953

Operating income (loss)	4,544	(52,783)

Other income (expense):
Interest income	202	1,306
Interest expense	(520)	(3,702)
Reorganization expenses	(1,164)	(358,989)
Other	(96)	(347)
Other expense	(1,578)	(361,732)

Income (loss) before income taxes	2,966	(414,515)

Income taxes	-	-
Net income (loss)	2,966	(414,515)

Preferred stock dividends	-	-
Income (loss) available to common shareholders	$2,966	$(414,515)

Average shares outstanding	11,824,287	11,824,287
Net loss per share	$0.25	$(35.06)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,824,287
Net loss per share	$0.25	$(35.06)

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

OFFICE OF THE US TRUSTEE-REGION 10
ATA HOLDINGS CORP. AND SUBSIDIARIES
MONTHLY BALANCE SHEET
for the month ended July 31, 2005
(Dollars in thousands)

July 31,
2005
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$95,252
Receivables, net of allowance for doubtful accounts
(2005 - $3,679; 2004 - $2,608)	130,675
Inventories, net	39,814
Assets Held for Sale	2,000
Prepaid expenses and other current assets	31,923
Total current assets	299,664

Property and equipment:
Flight equipment	174,170
Facilities and ground equipment	142,210
316,380
Accumulated depreciation	(172,903)
143,477

Restricted cash	31,079
Goodwill	6,987
Prepaid aircraft rent	171
Investment in BATA	5,471
Deposits and other assets	25,589
Total assets	$512,438

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short Term Debt	$41,000
Accounts payable	4,566
Air traffic liabilities	86,958
Accrued expenses	137,001
Total current liabilities	269,525

Deferred items	32,354

Liabilities subject to compromise	1,515,630

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders' deficit:
Preferred stock; authorized 9,999,200 shares; none issued	-
Common stock, without par value; authorized 30,000,000 shares;
issued 13,535,727 - 2005 and 2004	66,013
Treasury stock; 1,711,440 shares - 2005 and 2004	(24,778)
Additional paid-in capital	18,166
Accumulated deficit	(1,394,472)
Total shareholders' deficit	(1,335,071)
Total liabilities and shareholders' deficit	$512,438

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries third quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by November 14, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in July 2005

	Amount	Cleared Date

Akin , Gump, Strauss, Hauer & Feld LLP	$200,264	8/4/05

Baker & Daniels	31,522	8/2/05

Compass Advisors LLP	106,367	7/1/05

Huron Consulting	103,281	7/21/05

Lazard Freres & Co.	206,915	7/29/05

Navigant Capital Advisors	130,645	7/14/05

Paul, Hastings, Janofsky	139,424	7/20/05

Spencer Stuart	961	7/27/05

Sommer Barnard Ackerman	49,245	7/29/05

Greenbaum Doll & McDonald	27,423	7/28/05

Total	$996,047

Attachment A: Summary of Pre-Petition Payments made during July 2005

Paid In Accordance With:	Amount

Clearinghouse / Interline Agreements Motion	$-

Specific Court Approval	22,546

Customer Programs Motion or Employee Obligations Motion	261

Insurance Motion	-

Not Asset of Estate or Tax Motion	35,802

Airport Fees Motion	33,526
Total Pre-Petition Payments	$92,135

Attachment B: Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

Zurich American Insurance Co.	February 15, 2006	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations
National Union Fire Insurance Co. of Pittsburgh, PA	March 31, 2006	Directors and Officers liability (primary layer)
Great American	March 31, 2006	Directors and Officers liability (excess layer)
Federal Insurance Company (Chubb)	March 31, 2006	Directors and Officers liability (second excess layer)
St. Paul	March 31, 2006	Directors and Officers liability (third excess layer)
XL Specialty Insurance Company	March 31, 2006	Directors and Officers liability (fourth excess layer)
Ing Seguros Commercial America	October 1, 2005	Mexican General Liability
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy
Ing Seguros Comercial America	October 1, 2005	Mexican Auto Policy
Hartford Fire Insurance Company	August 15, 2005	Domestic Automobile Liability and Physical Damage Coverage *Renewal process underway
Federal Insurance Company (Chubb)	May 23, 2006	Executive Protection Policies
XL Insurance (Bermuda)	July 7, 2006	Employment Practices Liability
Affiliated FM	August 15, 2005	Property Coverage * Renewal process underway
ING Commercial America, S.A.	October 1, 2005	Property Coverage (Mexico)
Chubb Custom	August 19, 2012	Pollution Legal Liability
American International Aviation Agency, Inc. - 15% / XL Aerospace - 10% / Le Reunion Aerienne - 11% / AXA (AGL) - 5% / Amlin (AGL) - 6% / Axis (AGL) - 7.5% / St. Paul (AGL) - 2.5% / Markel (AGL) - 1.5% / Swiss Re (AGL) - 4% / Frankona (AGL) - 15% / Global Aerospace, Inc. - 17.5% / Allianz - 5%
	October 1, 2005	Aviation Hull & Liability
Federal Aviation Administration	December 31, 2005	Aviation Hull War Risks & War Third Party Liability
Illinois National Insurance Company	October 1, 2005	Premises, Products & Hangarkeepers
Illinois National Insurance Company	October 1, 2005	Aircraft Hull and Liability
Ing Seguros Comercial America	October 1, 2005	Public Liability Aircraft Policy
AIG	December 14, 2005	Workers’ Comp
The Insurance Company of the State of Pennsylvania	December 14, 2005	Casualty Program (Defense Base Act)
American Int’l Insurance Co.	December 15, 2005	Puerto Rico Auto

Attachment C: Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$860	$860
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	17,209	192,646
National City Bank	698307393	Outstation SBN	ATA Airlines	-	-
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	14,698	15,328
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	(4)	(30)
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	214,251	411,670
US Bank	873792676	Outstation MSP, CID	ATA Airlines	21,709	47,164
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	87,397	162,028
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	11,347	25,310
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	542,155	761,697
		Foreign Coin		5,828	5,828
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	18,588	18,335
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	-	1,000
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	308,132	587,613
Wachovia	14739239	Outstation SRQ	ATA Airlines	(15)	(45)
Fleet	52743764	Outstation BOS	ATA Airlines	13,126	30,158
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	20,484	21,836
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	-	-
Lloyd's Bank	170424	LGW Petty Cash	ATA Airlines	614	614
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	201,982	308,524
Citibank	3813-7141	Outstation LGA	ATA Airlines	82,898	152,352
Dresdner	5402815	D mark checking	ATA Airlines	217,819	136,133
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	179,270	183,884
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	(511,360)	(395,010)
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	12,528	22,474
Wachovia	3764120	Outstation PHL	ATA Airlines	-	-
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	1,269	1,261
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	285,223	262,054

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$(7,193)	$(2,247)
Wachovia	13904573	Outstation MIA	ATA Airlines	(15)	(15)
M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	-	-
Key Bank	5001290152	Outstation DAY	ATA Airlines	(11)	(22)
First American	6583021096	Outstation DSM	ATA Airlines	(7)	(14)
Citizens National			ATA Airlines	3,858	3,858
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	165,210	165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	36,971	62,733
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	-	-
National City Bank	884034141	Outstation SPI	ATA Airlines	-	-
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	11,476	18,652
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	38,325	74,079
Lloyd TSB USD	11257374		ATA Airlines	26,484	26,484
Wachovia	11052757	Disability Claims	ATA Airlines	(11,054)	(15,696)
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	231,689	60,545
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	216,255	23,366
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	10,837	16,480
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	15,140	14,046
National City Bank	884153730	Outstation MLI	ATA Airlines	-	-
National City Bank	657391691	Outstation TOL	ATA Airlines	-	-
National City Bank	754213387	Outstation - LEX	ATA Airlines	537,718	537,718
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	(94,052)	16,020
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	4,846	4,846
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	1,457	1,614
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	69,706	81,636
National City Bank	658807273	Outstation PIT	ATA Airlines	-	-
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	86,018	68,723
Trancentrix	N/A	Foreign Payments		60,018	62,675
National City Bank	981094058	Outstation FWA	ATA Airlines	-	-
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	(2,278,644)	(4,361,394)
National City	202031	Deposits and Credit Card receipts	Amber Tours	-	-
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	703	4,782
National City Bank		ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	-	-

Attachment C: Post Petition Bank Accounts - Cont.

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$-	$-
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	11,679	22,105
National City	204149	Deposits and Credit Card Receipts	American Trans Air Execujet, Inc.	(5,679)	(5,679)
Regions	205133	Operating/Disbursement Account	Chicago Express	118,493	100,544
Bank One	4273893	Depository - Any money received	Chicago Express	1,110,000	1,000,153
Regions	205133	Investment Sweep	Chicago Express	(41,977)	-
National City Bank	758014652	Petty cash - South Bend	Chicago Express	424	424
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	65,091,629	78,630,115
Bank One		Money Market - Officer's Salaries	ATA Holdings	481,115	654,637
		Money Market Fund	Washington Assurance	196,673	196,673
Other				(1,449)	(1,745)

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	6,711,125	7,233,409
First Indiana Bank	10101423	PFC Trust	ATA Airlines	3,632,000	3,915,324
First Indiana Bank	10101436	U.S. Gov't Trust	ATA Airlines	2,723,369	3,643,155

Bank Account Total:	$80,899,142	$95,206,874
Petty Cash Total:	$45,687	45,487
Total Funds:	$80,944,829	95,252,361

*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written.
These bank accounts are funded as checks clear.